UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2007

REUNION INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

DELAWARE			01-15739			06-1439715
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(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

11 STANWIX STREET, SUITE 1400
PITTSBURGH, PENNSYLVANIA 15222
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(Address of principal executive offices, including zip code)


(412) 281-2111
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(Registrant's telephone number, including area code)


NOT APPLICABLE
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)

[   ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[   ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Item 2.04 ? Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

	On February 2, 2007, the Company received a letter (the "Trustee Notice Letter") from U.S. Bank National Association (the"Indenture Trustee"), acting as Trustee under the Indenture pursuant to which the Company's 13% Senior
Notes ("Senior Notes") were issued. The Senior Notes have matured. The Company's indebtedness under the Senior Notes consists of $22.0 million of principal and $11.3 million of accrued interest through January 31, 2007. The Trustee Notice Letter cited non-payment Events of Default under the Indenture and demanded immediate payment of all such principal and accrued interest.

	Additionally, on February 2, 2007, the Company received a letter (the "Steel Letter") from Steel Partners II, L.P.("Steel"), the holder by assignment of a $3.5 million Promissory Note originally issued by the Company to LC Capital Master Fund, Ltd. that was due on December 5, 2006 (the "Steel Note"). The Steel Letter demanded payment of all principal and interest under the Steel Note.

	Under the terms of an Intercreditor Agreement among all of the Company's secured lenders, the Indenture Trustee and Steel are each precluded from exercising its rights and remedies as a secured party with respect to its loans to the Company until 180 days after it gives notice (a "Standstill Notice") to Wachovia Bank, N.A., the Company's senior secured lender, of a declaration of default and a demand for payment by the Company. After the end of such period, The Indenture Trustee and Steel may exercise such rights and remedies only if Wachovia Bank is not diligently pursuing in good faith the exercise of Wachovia's enforcement rights and remedies against the Company. As a result of the Trustee Notice Letter, which was also delivered to Wachovia Bank, the 180 day standstill period began on February 2, 2007 for the Indenture Trustee with respect to the Senior Notes.

	During this current standstill period, the Company is continuing to investigate other recapitalization scenarios and/or possible sale of assets to provide the liquidity necessary to pay, in full, its debt obligations.

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	February 8, 2007				REUNION INDUSTRIES, INC.
							(Registrant)

							By /s/ John M. Froehlich
								John M. Froehlich
								Executive Vice President
								and Chief Financial Officer


19293.000/406766.1